UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

ANSWERTHINK, INC.

(Exact name of registrant as specified in its charter)

Florida	0-24343	65-0750100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Brickell Bay Drive Suite 3000 Miami Florida		33131
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 375-8505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On February 21, 2007, Answerthink, Inc. (the “Company”) was formally notified by the Nasdaq Listing Qualifications Panel that the Company is now in compliance with all Nasdaq requirements for continued listing on The Nasdaq Stock Market as a result of its filing on February 15, 2007 of its Form 10-Q report for the quarter ended September 29, 2006. The Company also filed an amended Form 10-K for fiscal year 2005 as well as amended Form 10-Q’s for the first and second quarters of 2006. The restatements resulted from the misappropriation by its former disbursement agent in the Company’s UK operations as described in its November 1, 2006 and December 22, 2006 press releases.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERTHINK, INC.

/s/ Grant Fitzwilliam
Grant Fitzwilliam Executive Vice President and Chief Financial Officer

Date: February 21, 2007